LOOMIS SAYLES CAPITAL INCOME FUND

Supplement dated October 22, 2012 to the Loomis Sayles Capital Income Fund Class A, Class C and Class Y Prospectus and Loomis Sayles Capital Income Fund Class A, Class C and Class Y Summary Prospectus, each dated March 30, 2012 as may be revised and supplemented from time to time.

Effective immediately, Kathleen C. Gaffney, CFA, will no longer be a co-manager of the Loomis Sayles Capital Income Fund. Arthur Barry, Daniel J. Fuss, and Warren N. Koontz will remain as portfolio managers of the Fund. Accordingly, as of October 22, 2012, all references to Ms. Gaffney in the prospectus are hereby deleted.